Exhibit 99.2

First Quarter 2013 Financial Review and Analysis (preliminary, unaudited) Supplemental Presentation Materials Unless otherwise indicated, the discussion of the company’s results is focused on its continuing operations, and comparisons are to the same period in the prior year. Results reflect classification of Office and Consumer Products (OCP) and Designed and Engineered Solutions (DES) as discontinued operations. April 24, 2013

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; the financial condition and inventory strategies of customers; changes in customer order patterns; worldwide and local economic conditions; fluctuations in cost and availability of raw materials; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; integration of acquisitions and completion of pending dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; changes in political conditions; impact of epidemiological events on the economy and our customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) the impact of economic conditions on underlying demand for our products; (2) competitors' actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume. For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the company’s 2012 Form 10-K, filed on February 27, 2013 with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document, and the company undertakes no obligation to update these statements to reflect subsequent events or circumstances.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter. (See Attachments A-2 through A-4 to news release dated April 24, 2013.) The company’s non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess the underlying performance of the company in a single period. By excluding certain accounting effects, both positive and negative, of certain items (e.g., restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, loss from debt extinguishments, loss from curtailment and settlement of pension obligations, gains or losses on sale of certain assets and other items), the company believes that it is providing meaningful supplemental information to facilitate an understanding of the company’s core operating results and liquidity measures. These non-GAAP financial measures are used internally to evaluate trends in the company’s underlying businesses, as well as to facilitate comparison to the results of competitors for a single period. While some of the items excluded from GAAP financial measures may recur, they tend to be disparate in amount, frequency, and timing. The company uses the following non-GAAP financial measures in this presentation: Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, product line exits, acquisitions and divestitures; Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales; Adjusted tax rate refers to the anticipated full year GAAP tax rate adjusted for certain events; Adjusted net income refers to reported net income adjusted for the tax-effected restructuring costs and other items; Adjusted EPS refers to as reported net income per common share, assuming dilution, adjusted for the tax-effected restructuring costs and other items; and Free cash flow refers to cash flow from operations, less net payments for property, plant, and equipment, software and other deferred charges, plus (minus) net proceeds from sales (purchases) of investments, plus discretionary contributions to pension plan utilizing proceeds from divestitures. Free cash flow excludes uses of cash that do not directly or immediately support the underlying business (such as discretionary debt reductions, dividends, share repurchases, and certain effects of acquisitions and divestitures). This document has been furnished (not filed) on Form 8-K with the SEC and may be found on the company’s website at www.investors.averydennison.com.

First Quarter Overview Results in line with company’s expectations Sales up approx. 4% on organic basis driven by higher volume Operating margin, as reported, improved 60 basis points as the benefit of productivity initiatives and higher volume more than offset higher employee-related expenses and unfavorable changes in product mix Adjusted operating margin improved 60 basis points Reported EPS (including discontinued operations) of $0.57 Adjusted EPS (non-GAAP, continuing operations) of $0.59 Free cash flow, including discontinued operations, of negative $95 mil., reflecting seasonal use of cash and lower incentive compensation paid in 2012 Free cash flow from continuing operations estimated at negative $64 mil. Restructuring program on track to achieve more than $100 mil. in annualized savings by mid-2013 Continuing to return cash to shareholders while maintaining strong balance sheet Repurchased 1.5 mil. shares for $62 mil.; paid $27 mil. in dividends Obtained all regulatory clearances related to the sale of OCP and DES FY13 Adjusted EPS (non-GAAP, continuing operations) expected to be up 22% to 40% (compared to 15% to 35% previously)

1Q12 2Q12 3Q12 4Q12 1Q13 Organic Sales Change (0.8%) 3.7% 6.1% 6.7% 3.7% Product Line Exit – – – (0.1%) (0.1%) Currency Translation (1.6%) (4.4%) (6.7%) (1.5%) 0.3% Reported Sales Change* (2.4%) (0.6%) (0.5%) 5.0% 3.9% Sales Trend Analysis *Totals may not sum due to rounding.

Segment Sales and Margin Analysis 1Q13 Reported Organic Sales Growth: Pressure-sensitive Materials 3% 3% Retail Branding and Information Solutions 6% 6% Other specialty converting businesses 2% 13% Continuing Operations 4% 4% Adjusted As Reported (Non-GAAP) 1Q13 1Q12 1Q13 1Q12 Operating Margin: Pressure-sensitive Materials 9.6% 9.4% 9.9% 9.6% Retail Branding and Information Solutions 3.8% 1.7% 4.6% 3.1% Other specialty converting businesses (14.8%) (17.9%) (14.8%) (17.9%) Continuing Operations 6.2% 5.6% 6.7% 6.1%

First Quarter Segment Overview PRESSURE-SENSITIVE MATERIALS (PSM) Reported sales of $1.10 bil., up approx. 3% compared to prior year Sales up approx. 3% on organic basis Label and Packaging Materials sales up low-single digits on organic basis Combined sales for Graphics, Reflective, and Performance Tapes up slightly on organic basis Operating margin improved 20 basis points to 9.6% as the benefit of productivity initiatives and higher volume more than offset the impact of changes in product mix and higher employee-related expenses. Adjusted operating margin improved 30 basis points. RETAIL BRANDING AND INFORMATION SOLUTIONS (RBIS) Reported sales of $383 mil., up approx. 6% compared to prior year Sales up approx. 6% on organic basis Operating margin improved 210 basis points to 3.8% as the benefit of productivity initiatives and higher volume more than offset higher employee-related expenses. Adjusted operating margin improved 150 basis points.

Contributing Factors to 2013 Guidance*

Factors as of January 30, 2013	Changes to Factors as of April 24, 2013
Organic sales growth of 1% to 4%	Organic sales growth of 2% to 4%
At recent rates, currency translation has modest positive benefit to reported sales growth and EBIT	
Incremental pre-tax benefit from restructuring actions ~ $70 mil.	
	Interest expense of ~$60 mil. (run-rate beginning in 2Q of $16 mil. to $17 mil.)
Tax rate comparable to 2012	
Restructuring costs and other items (adjustments to GAAP results) of ~$25 mil. pre-tax	
Capital expenditures (including IT) of ~$175 mil.	
Pension contributions of at least $60 mil.	
Average shares outstanding (assuming dilution) of ~100 mil. before use of net proceeds from divestiture	

* Guidance now excludes DES, which was classified as discontinued operations in the first quarter.

8 | First Quarter 2013 Financial Review and Analysis | April 24, 2013

AVERY DENNISON Inspired Brands. Intelligent World.

2013 EPS and Free Cash Flow Guidance (continuing operations) Add Back: Estimated restructuring costs and other items, net of gain on sale of assets ~ $0.17 Adjusted EPS (non-GAAP) Reported EPS $2.23 - $2.58 Free Cash Flow $275 mil. - $315 mil. $2.40 - $2.75

Appendix: Results reflecting continuing operations

Dollars in millions	FY11	1Q12	2Q12	3Q12	4Q12	FY12	1Q13
Avery Dennison							
Net sales	$5,844.9	$1,443.0	$1,490.4	$1,447.0	$1,483.1	$5,863.5	$1,498.9
Organic sales change	2%	-1%	4%	6%	7%	4%	4%
Adjusted operating income (non-GAAP)	$335.9	$88.2	$103.4	$94.4	$93.3	$379.3	$100.8
Adjusted operating margin (non-GAAP)	5.7%	6.1%	6.9%	6.5%	6.3%	6.5%	6.7%
Pressure-sensitive Materials							
Net sales	$4,261.0	$1,065.0	$1,080.5	$1,051.6	$1,060.5	$4,257.6	$1,098.0
Organic sales change	3%	0%	5%	6%	6%	4%	3%
Adjusted operating income (non-GAAP)	$369.2	$102.3	$102.0	$97.9	$91.0	$393.2	$108.5
Adjusted operating margin (non-GAAP)	8.7%	9.6%	9.4%	9.3%	8.6%	9.2%	9.9%
Retail Branding and Information Solutions							
Net sales	$1,510.1	$360.1	$390.9	$376.5	$407.5	$1,535.0	$382.7
Organic sales change	-3%	-4%	0%	7%	10%	3%	6%
Adjusted operating income (non-GAAP)	$59.9	$11.1	$23.6	$18.4	$25.0	$78.1	$17.6
Adjusted operating margin (non-GAAP)	4.0%	3.1%	6.0%	4.9%	6.1%	5.1%	4.6%
Other specialty converting businesses							
Net sales	$73.8	$17.9	$19.0	$18.9	$15.1	$70.9	$18.2
Organic sales change	8%	3%	5%	1%	2%	3%	13%
Adjusted operating loss (non-GAAP)	($12.5)	($3.2)	($2.8)	($2.9)	($2.5)	($11.4)	($2.7)
Adjusted operating margin (non-GAAP)	-16.9%	-17.9%	-14.7%	-15.3%	-16.6%	-16.1%	-14.8%
Corporate Expense (non-GAAP)	($80.7)	($22.0)	($19.4)	($19.0)	($20.2)	($80.6)	($22.6)

10 | First Quarter 2013 Financial Review and Analysis | April 24, 2013

AVERY DENNISON Inspired Brands. Intelligent World.™

Appendix: Results reflecting continuing operations

(Reconciliation of GAAP to Non-GAAP Measures)

Dollars in millions

Avery Dennison **Reconciliation of Operating Margins:**	FY11	1Q12	2Q12	3Q12	4Q12	FY12	1Q13
Net sales	$5,844.9	$1,443.0	$1,490.4	$1,447.0	$1,483.1	$5,863.5	$1,498.9
Operating income, as reported	$284.3	$80.6	$92.2	$72.5	$65.2	$310.5	$93.3
Non-GAAP adjustments:							
Severance and related costs	35.0	5.7	9.8	17.6	16.2	49.3	6.8
Asset impairment and lease cancellation charges	8.9	1.5	0.4	1.5	3.1	6.5	1.3
Other items	7.7	0.4	1.0	2.8	8.8	13.0	(0.6)
Adjusted operating income (non-GAAP)	$335.9	$88.2	$103.4	$94.4	$93.3	$379.3	$100.8
Operating margin	4.9%	5.6%	6.2%	5.0%	4.4%	5.3%	6.2%
Adjusted operating margin (non-GAAP)	5.7%	6.1%	6.9%	6.5%	6.3%	6.5%	6.7%

Pressure-sensitive Materials **Reconciliation of Operating Margins:**	FY11	1Q12	2Q12	3Q12	4Q12	FY12	1Q13
Net sales	$4,261.0	$1,065.0	$1,080.5	$1,051.6	$1,060.5	$4,257.6	$1,098.0
Operating income, as reported	$349.1	$100.1	$94.0	$84.4	$81.2	$359.7	$104.9
Non-GAAP adjustments:							
Severance and related costs	12.1	1.2	8.3	13.1	8.9	31.5	2.6
Asset impairment and lease cancellation charges	7.6	1.0	0.3	0.4	0.9	2.6	1.0
Other items	0.4	-	(0.6)	-	-	(0.6)	-
Adjusted operating income (non-GAAP)	$369.2	$102.3	$102.0	$97.9	$91.0	$393.2	$108.5
Operating margin	8.2%	9.4%	8.7%	8.0%	7.7%	8.4%	9.6%
Adjusted operating margin (non-GAAP)	8.7%	9.6%	9.4%	9.3%	8.6%	9.2%	9.9%

Retail Branding and Information Solutions **Reconciliation of Operating Margins:**	FY11	1Q12	2Q12	3Q12	4Q12	FY12	1Q13
Net sales	$1,510.1	$360.1	$390.9	$376.5	$407.5	$1,535.0	$382.7
Operating income , as reported	$42.1	$6.1	$22.7	$12.9	$11.6	$53.3	$14.6
Non-GAAP adjustments:							
Severance and related costs	18.1	4.5	0.9	4.5	4.5	14.4	4.0
Asset impairment and lease cancellation charges	1.3	0.5	-	1.0	1.9	3.4	0.3
Other items	(1.6)	-	-	-	7.0	7.0	(1.3)
Adjusted operating income (non-GAAP)	$59.9	$11.1	$23.6	$18.4	$25.0	$78.1	$17.6
Operating margin	2.8%	1.7%	5.8%	3.4%	2.8%	3.5%	3.8%
Adjusted operating margin (non-GAAP)	4.0%	3.1%	6.0%	4.9%	6.1%	5.1%	4.6%

11 | First Quarter 2013 Financial Review and Analysis | April 24, 2013

AVERY DENNISON Inspired Brands. Intelligent World.™

Appendix: Results reflecting continuing operations (Reconciliation of GAAP to Non-GAAP Measures) Dollars in millions Other specialty converting businesses Reconciliation of Operating Margins: FY11 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 Net sales $73.8 $17.9 $19.0 $18.9 $15.1 $70.9 $18.2 Operating loss, as reported ($12.5) ($3.2) ($3.4) ($5.1) ($4.5) ($16.2) ($2.7) Non-GAAP adjustments: Severance and related costs - - 0.5 - 0.2 0.7 - Asset impairment and lease cancellation charges - - 0.1 0.1 - 0.2 - Other items - - - 2.1 1.8 3.9 - Adjusted operating loss (non-GAAP) ($12.5) ($3.2) ($2.8) ($2.9) ($2.5) ($11.4) ($2.7) Operating margin -16.9% -17.9% -17.9% -27.0% -29.8% -22.8% -14.8% Adjusted operating margin (non-GAAP) -16.9% -17.9% -14.7% -15.3% -16.6% -16.1% -14.8% Reconciliation of Corporate Expense: FY11 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 Corporate expense, as reported ($94.4) ($22.4) ($21.1) ($19.7) ($23.1) ($86.3) ($23.5) Non-GAAP adjustments: Severance and related costs 4.8 - 0.1 - 2.6 2.7 0.2 Asset impairment and lease cancellation charges - - - - 0.3 0.3 - Other items 8.9 0.4 1.6 0.7 - 2.7 0.7 Corporate expense (non-GAAP) ($80.7) ($22.0) ($19.4) ($19.0) ($20.2) ($80.6) ($22.6)

(1) Totals may not sum due to rounding. Appendix: Results reflecting continuing operations (Reconciliation of GAAP to Non-GAAP Measures) Avery Dennison Reconciliation of sales change: FY11 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 As reported sales change 4% -2% -1% -1% 5% 0% 4% Less: Foreign currency translation 3% -2% -4% -7% -2% -3% 0% Less: Product line exit 0% 0% 0% 0% 0% 0% 0% Organic sales change (1) 2% -1% 4% 6% 7% 4% 4% Pressure-sensitive Materials Reconciliation of sales change: FY11 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 As reported sales change 6% -2% 0% -2% 4% 0% 3% Less: Foreign currency translation 3% -2% -5% -8% -2% -4% 0% Organic sales change (1) 3% 0% 5% 6% 6% 4% 3% Retail Branding and Information Solutions Reconciliation of sales change: FY11 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 As reported sales change -2% -5% -2% 4% 10% 2% 6% Less: Foreign currency translation 1% -1% -2% -3% 0% -2% 0% Organic sales change (1) -3% -4% 0% 7% 10% 3% 6% Other specialty converting businesses Reconciliation of sales change: FY11 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 As reported sales change 10% 2% 0% -6% -12% -4% 2% Less: Foreign currency translation 2% -2% -5% -7% -2% -4% 1% Less: Product line exit 0% 0% 0% 0% -12% -3% -12% Organic sales change (1) 8% 3% 5% 1% 2% 3% 13%

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